Earn-Out Liability	9 Months Ended
Sep. 30, 2021
Business Combinations [Abstract]
Earn-Out Liability
11	Earn-Out Liability
A portion of the purchase price payable in respect of the ADG Acquisitions in 2019, specifically for SFL Radiology Holdings, LLC (Georgia business), was subject to an earn-out
(the “ADG Acquisition –
Earn-out
liability”) based on its annualized revenues earned in the first two quarters of 2020 less certain costs including certain operating expenses, capital expenditures and incremental working capital.
Management estimated the fair value of the ADG Acquisition
Earn-out
liability as of the acquisition date at $14.7 million based on a discount rate of 7% and management’s estimated probability weighted range of the ADG Acquisition –
Earn-out
liability. Subsequently, the ADG Acquisition
Earn-out
liability estimate was revalued at $14.8 million as of December 31, 2019. During 2020 this liability was revalued at $9.4 million based on a settlement reached pursuant to the terms of the purchase agreement with the representatives of the sellers of the Company’s Georgia business and the change in fair value was recognized in operational financial instruments revaluation and other losses (gains) in the related condensed consolidated statements of operations and comprehensive income (loss). Fifty percent of this liability was paid in November 2020 and the remaining
$4.7 million balance was paid in May 2021 pursuant to the process outlined in the related purchase agreement. During the nine months ended September 30, 2020, the Company recognized a gain of $5.5 million due to changes in fair value of the ADG Acquisition –
Earn-out
liability.